SUMMARY PROSPECTUS FEBRUARY 12, 2016

PROSHARES MANAGED FUTURES STRATEGY ETF

FUT LISTED ON BATS EXCHANGE INC

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated February 12, 2016, and Statement of Additional Information, dated October 1, 2015, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

ProShares Managed Futures Strategy ETF (the “Fund”) seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses*	0.00%

Total Annual Fund Operating Expenses	0.75%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$77	$240

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or through the Subsidiary (as defined below) when it buys and sells futures contracts and other instruments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. The Fund has not yet commenced operations as of the date of this Prospectus. Thus, no portfolio turnover information is provided for this Fund.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve positive returns that are not directly correlated to broad equity or fixed income markets. The Fund uses the S&P® Strategic Futures Index as a performance benchmark (the “Benchmark”). The Benchmark seeks to capture the economic benefit from trends (in either direction) in the commodity, foreign currency and fixed income markets by taking long or short positions in related futures contracts. While the Fund generally will seek exposure to the commodity and financial markets included in the Benchmark, the Fund is not an index tracking ETF and will seek to enhance its performance by actively selecting investments with varying maturities from the underlying components of the Benchmark. There can be no assurance that the Fund’s performance will be positive or that its performance will exceed the performance of the Benchmark at any time.

Under normal market conditions, the Fund invests in a portfolio of commodity futures contracts (“Commodity Futures Contracts”) and currency and U.S. Treasury futures contracts (“Financial Futures Contracts”) (collectively, “Futures Contracts”). The Fund attempts to capture the economic benefit derived from rising and declining trends based on the price changes of these Futures Contracts. Each month, each Futures Contract will generally be positioned long if it is experiencing a positive price trend or short if it is experiencing a negative price trend. This positioning is based on a comparison of the recent returns of each Futures Contract with such contract’s seven-month weighted moving average return. If the returns are greater than or equal to the seven-month weighted moving average return, the Futures Contract is positioned “long.” To be “long” means to hold or have long exposure to an asset with the expectation that its value will increase over time. If the returns are below the seven-month weighted moving average return, the Futures Contract is positioned “short.” To be “short” means to sell or have short exposure to an asset with the expectation that it will fall in value. The Fund will benefit if it is long an asset that increases in value or is short an asset that decreases in value. Conversely, the Fund will be adversely impacted if it is long an asset that decreases in value or short an asset that increases in value.

The Fund will also hold cash or cash equivalents such as U.S. Treasury securities or other high credit quality, short-term fixed-income or similar securities (such as shares of money market funds and collateralized repurchase agreements) for direct investment or as collateral for Futures Contracts. The Fund may also invest up to 100% of its assets in any of these types of cash or cash equivalent instruments.

The Fund will not invest directly in Commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Portfolio I, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by ProShare Advisors, the Fund’s investment advisor. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodity Futures Contracts. The Subsidiary has the same investment objective as the Fund. The Fund will invest up to 25% of its total assets in the Subsidiary. Except as otherwise noted, references to the Fund’s investment strategies and risks include the investment strategies and risks of the Subsidiary.

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The following Futures Contracts are included in the Benchmark as of January 31, 2016: Light Crude; Heating Oil; RBOB Gas; Natural Gas; Copper; Gold; Silver; Lean Hogs; Live Cattle; Corn; Soybeans; Wheat; Coffee; Cocoa; Sugar; Cotton; Australian Dollar; British Pound; Canadian Dollar; Euro; Japanese Yen; Swiss Franc; U.S. Treasury Notes; and U.S. Treasury Bonds.

The instruments that the Fund will principally invest in are set forth below.

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Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The Fund will use futures contracts to achieve its investment objective.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

¡

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

The Fund is a separate investment vehicle from ProShares Managed Futures Strategy (ticker symbol: FUTS), a series of ProShares Trust II. Unlike the Fund, FUTS is not an investment company.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risks Associated with the Use of Futures Contracts — The Fund obtains investment exposure through futures contracts. Investing in Futures Contracts may be considered aggressive and may expose the Fund to greater risks than investing directly in securities. Because Futures Contracts often require limited initial investment, the use of Futures Contracts also may expose the Fund to losses in excess of those amounts initially invested. These risks include counterparty risk and liquidity risk (each as discussed below). Any costs associated with using futures contracts will also have the effect of lowering the Fund’s return.

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Active Management Risk — The performance of actively managed funds reflect, in part, the ability of ProShare Advisors to select investments and make investment decisions that are suited to achieving the Fund’s investment objective. ProShare Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform the Benchmark or other funds with a similar investment objective and/or strategies.

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Commodity Market Risk — The value of Commodity Futures Contracts typically is based upon the price movements of a physical commodity and the market’s expectations for such moves in the future. The prices of Commodity Futures Contracts may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on the Fund.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Fixed Income and Market Risk — The fixed income markets can be volatile, and the value of securities, futures and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, fixed income securities in the Benchmark may underperform other fixed income investments that track other markets, segments and sectors. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

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Foreign Currency Risk — The Fund holds investments that provide exposure to non-U.S. currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

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General Risks Related to Commodities, Foreign Currencies and Fixed Income Futures — Futures and futures-related products may be volatile, and certain Futures Contracts often experience sustained periods of high volatility. Price movements of the Futures Contracts included in the Benchmark are influenced by, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies.

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Furthermore, investments in Futures Contracts are not the same as direct or “spot” investments in the underlying commodity, currency or fixed income reference assets. While prices of swaps, Futures Contracts and other derivatives contracts are, as a rule, related to the prices of an underlying cash market, they are not perfectly correlated and often can perform very differently. It is possible that during certain time periods, the performance of different derivatives contracts may be substantially lower or higher than cash market prices for the underlying commodity or financial asset due to differences in derivatives contract terms or as supply, demand or other economic or regulatory factors become more pronounced in either the cash or derivatives markets.

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Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Benchmark.

•

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

•

Market Price Variance Risk — The Fund’s shares are listed for trading on the BATS Exchange and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily net asset value (“NAV”) of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming directly with the Fund.

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Monthly Repositioning Risk — The Fund is designed to potentially capture the economic benefit derived from both rising and declining trends in futures prices. In order to accomplish this, the Fund’s Futures Contract positions are rebalanced and repositioned, either long or short, on a monthly basis. As further described in “Description of the Benchmark,” long positions or short positions in each Futures Contract are determined based on price movements over the past seven months. In volatile markets, this may result in the Futures Contracts frequently being repositioned from long to short and vice versa. If the price movements that caused a particular Futures Contract to be repositioned subsequently reverse themselves, the Fund’s returns will be negatively impacted. For example, if Gold is positioned long for the month of March, and the underlying Futures Contracts decline in price, the Fund will experience losses. Depending on the magnitude of the price decline, Gold may reposition itself to short at month end. If, in April, the market reverses and appreciates in price, Gold will again experience losses, even if the price of Gold futures contracts measured across both months is flat from a performance perspective. Such activity can cause the Fund to lose more, and possibly significantly more, than an investment focused only on long or short positions in the same Futures Contracts.

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Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This makes the performance of the Fund more susceptible to adverse impact from credit risk than a diversified fund might be.

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Portfolio Turnover Risk — Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

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Rolling Futures Contract Risk — The Fund will invest in and have exposure to Futures Contracts and is subject to risks related to rolling. Rolling occurs when the Fund closes out of a Futures Contract as it nears its expiration and replaces it with a contract that has a later expiration. The Fund does not intend to hold Futures Contracts through expiration, but instead intends to “roll” its futures positions. When the market for these Futures Contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher Futures Contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for the Fund. The Advisor will utilize active management techniques to seek to mitigate the negative impact or, in certain cases, benefit from the contango or backwardation present in the various futures contract markets, but there can be no guarantee that it will be successful in doing so.

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Short Sale Exposure Risk — The Fund will seek “short” exposure through financial instruments such as Futures Contracts, which may cause the Fund to be exposed to certain risks associated with selling securities and other financial instruments short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments such as Futures Contracts or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments on the Fund’s short positions will negatively impact the Fund.

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Subsidiary Investment Risk — Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

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Tax Risk — In order to qualify for treatment as a regulated investment company for federal income tax purposes, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and distribute annually to its shareholders at least 90% of its ordinary income and realized net short-term capital gains. “Qualifying Income” for a regulated investment company currently includes gains from currencies but does not include gains and income from commodities. The Fund intends to gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests directly in commodities futures, currency futures and other commodity-linked derivative instruments. In July 2011, the Internal Revenue Service suspended the issuance of private letter rulings regarding the investment by regulated investment companies into commodity linked derivatives and with respect to controlled foreign corporations which principally invest in commodities, such as the Subsidiary, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The Internal Revenue Service subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by regulated investment companies that indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as “qualifying income” for purposes of the regulated investment company qualification rules. The Internal Revenue Service has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected regulated investment companies. If the Internal Revenue Service issues public guidance which results in an adverse determination relating to the treatment of income and gain to a regulated investment company from a controlled foreign corporation such as the Subsidiary, the Fund would likely need to significantly change its investment strategy, which could adversely affect the Fund. In addition, if in any year the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. Please see “Taxes” below for additional details regarding the Fund’s ability to qualify as a regulated investment company.

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Valuation Risk — In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio asset may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Portfolio Manager, has managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

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Tax Information

Income and capital gain distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly and capital gains, if any, at least annually.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

© 2016 ProShare Advisors LLC. All rights reserved.	FUT-FEB16